================================================================================
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  CalMat Co.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[LETTERHEAD OF CALMAT CO.]

                                 April 9, 1998



Dear Stockholders:

          You are cordially invited by the Board of Directors of CalMat Co. to attend the Annual Meeting of Stockholders on Wednesday, May 27, 1998, at 10:00 a.m., in the Golden State Room, at the Omni Los Angeles Hotel and Centre, 930 Wilshire Boulevard, Los Angeles, California. Enclosed with this letter is the formal Notice of the Meeting and the related Proxy Statement and Proxy Card.

          All nominees for election this year are members of the present Board of Directors. Mr. William T. Huston, who has served as a Director since 1978, will retire from the Board at the expiration of his term and, therefore, will not stand for reelection. We acknowledge the many contributions made by Mr. Huston during his tenure on the Board and thank him for his dedication to the Company.

          Included in the agenda for this year's meeting is a proposal requesting stockholder approval of the Company's Employee Stock Purchase Plan. The Plan is open to all employees and provides an incentive to encourage them to begin or increase their ownership of the Company's Common Stock. Also included is a proposal requesting stockholder approval of the 1998 Stock Option Plan for Officers, Directors and Key Employees of the Company.

          Please sign, date and return the enclosed Proxy Card in the envelope provided as soon as possible so that your shares can be voted at the meeting in accordance with your instructions.

                                       Very truly yours,


                                       /s/ A. Frederick Gerstell
Enclosures


                            YOUR VOTE IS IMPORTANT
                 Please Sign, Date and Return Your Proxy Card

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS..................................  1

 .    ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR.........................  2
        1998 Nominees for Director........................................  2
        Stock Holdings of Directors.......................................  4

GENERAL INFORMATION ABOUT THE BOARD.......................................  5
        Committees of the Board and Director Compensation.................  5
        Stock Ownership of Certain Beneficial Owners and Management.......  8
        Section 16(a) Beneficial Ownership Reporting Compliance...........  9

EXECUTIVE COMPENSATION....................................................  9
        Report of the Compensation Committee..............................  9
        Compensation Committee Interlocks and Insider Participation....... 12
        Employment Agreements............................................. 12
        Summary Compensation.............................................. 14
        Option Grants for 1997............................................ 15
        Option Exercises and Year-End Value............................... 15
        Pension Plans..................................................... 16
        Performance Graph................................................. 17

 .    RATIFICATION OF APPOINTMENT OF AUDITORS.............................. 18

 .    EMPLOYEE STOCK PURCHASE PLAN......................................... 18
        Plan Summary...................................................... 18

 .    1998 STOCK OPTION PLAN FOR OFFICERS, DIRECTORS AND KEY
      EMPLOYEES OF CALMAT CO.............................................. 19
        Plan Summary...................................................... 20

 .    OTHER BUSINESS....................................................... 25

STOCKHOLDER PROPOSALS FOR 1999 PROXY...................................... 25

PROXIES AND VOTING AT THE MEETING......................................... 25

EXHIBIT "A" - "CALMAT CO. EMPLOYEE STOCK PURCHASE PLAN"................... 27

EXHIBIT "B" - "1998 STOCK OPTION PLAN FOR OFFICERS, DIRECTORS AND
 KEY EMPLOYEES OF CALMAT CO."............................................. 36

                .   Indicates items to be voted on at the Meeting.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



                                                            [LOGO OF CALMAT CO.]
--------------------------------------------------------------------------------


 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 Date:     Wednesday, May 27, 1998

 Time:     10:00 a.m.

 Place:    Golden State Room
           Omni Los Angeles Hotel and Centre
           930 Wilshire Boulevard
           Los Angeles, California

At the Annual Meeting, the following items will be on the agenda for action by the stockholders:

 .    TO ELECT TWELVE (12) DIRECTORS TO SERVE DURING THE ENSUING YEAR AND UNTIL
     THEIR SUCCESSORS ARE ELECTED OR APPOINTED;

 .    TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
     AUDITORS;

 .    TO CONSIDER AND ACT UPON A PROPOSAL THAT THE STOCKHOLDERS APPROVE THE
     COMPANY'S EMPLOYEE STOCK PURCHASE PLAN;

 .    TO CONSIDER AND ACT UPON A PROPOSAL THAT THE STOCKHOLDERS APPROVE THE 1998
     STOCK OPTION PLAN FOR OFFICERS, DIRECTORS AND KEY EMPLOYEES OF CALMAT CO.; AND

 .    TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

These items are more fully described in the following pages. Stockholders of record at the close of business (5:00 p.m., Pacific Standard Time) on April 8, 1998, are entitled to one vote for each share held. A list of these stockholders will be available for inspection during the ten days preceding the meeting, at the corporate offices of the Company, at 3200 San Fernando Road, Los Angeles, California 90065, during normal business hours. The list will also be available for inspection at the Meeting.

By order of the Board of Directors,

PAUL STANFORD
Secretary

Los Angeles, California
April 9, 1998

This Proxy Statement and its accompanying form of Proxy Card are being mailed beginning on or about April 9, 1998 to stockholders entitled to vote. The CalMat Co. 1997 Annual Report, which includes Financial Statements, is being mailed with this Proxy Statement. A copy of the Company's Annual Report on Form 10-K will be provided without charge to stockholders upon request to the Company at 3200 San Fernando Road, Los Angeles, California 90065, Attention: Paul Stanford, Secretary, (213) 258-2777. The Form 10-K is also available on the Company's website at http://www.calmat.com. For more information, the Company may be contacted by e-mail at investor_relations@calmat.com.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



 .    ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING DIRECTORS OF THE COMPANY FOR A TERM OF ONE YEAR.

     Each of the nominees for director named below is a member of the present Board of Directors. Mr. William T. Huston, who has served as a Director since 1978, has reached mandatory retirement age pursuant to the Company's By-laws and will not stand for reelection. Should one or more of these nominees become unavailable to accept nomination for election as a director, the individuals named as Proxies on the enclosed Proxy Card will vote the shares that they represent for the election of such other person or persons as the Board may recommend, unless the Board reduces the number of directors.

     1998 NOMINEES FOR DIRECTOR

     JOHN C. ARGUE. Of Counsel to the Los Angeles law firm of Argue Pearson Harbison & Myers where he has worked since 1972. He has practiced law since 1957. Mr. Argue is a Director of Avery Dennison, Inc., and Nationwide Health Properties, Inc. He is a Trustee of TCW Funds, Inc., CVT and Apex Mortgage Capital, the TCW/DW Family of Funds and Term Trusts 2000, 2002, 2003 and also serves as Chairman of The Rio Hondo Memorial Foundation and of the Advisory Directors of LAACO, Ltd.

     ARTHUR BROWN. Chairman of the Board, Chief Executive Officer and President of Hecla Mining Company ("Hecla"), producers of gold, silver, lead, zinc and industrial minerals. Prior to being named President in 1986, Mr. Brown served as Hecla's Chief Operating Officer and Executive Vice President in addition to various other positions as an officer of Hecla. Mr. Brown is also a Director of Southern Africa Minerals Corporation, American Colloid Company and Idaho Independent Bank.

     DENIS R. BROWN. President and Chief Executive Officer, since 1994, of Pinkerton's, Inc., a global provider of total security services. From 1990 to 1993, Mr. Brown was Chairman and Chief Executive Officer of Concurrent Computer Corporation. Mr. Brown is a Director of Pinkerton's, Inc. and Farr Company.

     HARRY M. CONGER. Chairman of the Board, since 1982, of Homestake Mining Company ("Homestake"), an international company engaged in gold mining and related activities. Mr. Conger was also Chief Executive Officer of Homestake from 1982 to 1996. From 1978 to 1982, he was President and Chief Executive Officer of Homestake. Mr. Conger is a Director of ASA, Ltd., Pacific Gas and Electric Company, Apex Silver Mines and the National Mining Association. He is also a Trustee of the California Institute of Technology. Mr. Conger retired as a Director of Baker Hughes, Inc. in 1997 and was Chairman of the World Gold Council from 1995 to 1997.

     RAYBURN S. DEZEMBER. Serves on the boards of Wells Fargo & Co. and Wells Fargo Bank and Tejon Ranch Co. Mr. Dezember is also a Director of The Bakersfield Californian and Bolthouse Farms. He served as Chairman of the Board and Chief Executive Officer of Central Pacific Corp. from 1981 to 1990. He is also a Trustee of Whittier College.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     A. FREDERICK GERSTELL. Chairman of the Board and Chief Executive Officer of the Company. From 1984 to 1988, Mr. Gerstell was President and Chief Operating Officer of the Company. In 1988, he was elected Chief Executive Officer and, in 1991, he was elected Chairman of the Board. From 1981 to 1984, he was President and Chief Operating Officer and a Director of California Portland Cement Company ("CPC"), a predecessor constituent company, and, prior to 1981, a Vice President of CPC. Mr. Gerstell is also a Director of Ameron, Inc.

     RICHARD A. GRANT, JR. Private investor and Co-Trustee of M. B. Scott Trusts. Mr. Grant is also a Co-Trustee of the P. D. Byrne Trust, which owns 296,273 shares of the Company's Common Stock. Mr. Grant is also Secretary, Treasurer and a Trustee of the Dan Murphy Foundation, a non-profit foundation which owns 3,821,691 shares of the Company's Common Stock.

     EDWARD A. LANDRY. Senior partner of the Los Angeles law firm of Musick, Peeler & Garrett, where he has practiced law since 1965. The Company retained the services of Musick, Peeler & Garrett during 1997 and has retained such services in 1998. Mr. Landry is a Trustee of the Dan Murphy Foundation, a non-profit foundation, which owns 3,821,691 shares of the Company's Common Stock. He also serves as a trustee for other non-profit foundations.

     THOMAS L. LEE. Chief Executive Officer, Director and, since July 1989, Chairman of The Newhall Land and Farming Company, a publicly traded California limited partnership. Mr. Lee served as its President and Chief Executive Officer from 1987 to 1989, and as President and Chief Operating Officer from 1985 to 1987. He also is a Director of Wells Fargo & Co. and of Wells Fargo Bank, and a Trustee of California Institute of the Arts.

     THOMAS M. LINDEN. Private investor. Mr. Linden was Executive Vice President and General Manager - Properties Division of the Company from May 1985 through May 1989. Before that time, he was a partner with Smith, Linden and Basso, certified public accountants.

     GEORGIA R. NELSON. President, Edison Mission Energy Americas, and Senior Vice President, Worldwide Operations, Edison Mission Energy, one of the world's largest independent power producers. Prior to 1996, Ms. Nelson was Senior Vice President of Southern California Edison. Prior to 1995, Ms. Nelson was Vice President and Special Assistant to the Chairman and Chief Executive Officer of EIX (Edison International).

     STUART T. PEELER. Petroleum industry consultant and independent oil and gas producer since the beginning of 1989. Mr. Peeler was Chairman of the Board and Chief Executive Officer of Statex Petroleum, Inc., from 1982 through 1989 and was its President from 1983 to 1986. Mr. Peeler is a Director of Chieftain International, Inc., Chieftain International Funding Corp. and Homestake Mining Company. He is also a Trustee of the J. Paul Getty Trust.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     STOCK HOLDINGS OF DIRECTORS

     The following table shows shares of the Company's Common Stock beneficially owned by each current director and nominee.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               SHARES OF COMPANY
                                                                            FIRST             STOCK BENEFICIALLY
                                                 POSITION WITH            BECAME A                OWNED AS OF          PERCENT
NAME OF NOMINEE                   AGE               COMPANY                DIRECTOR            MARCH 23, 1998(a)       OF CLASS
---------------------------------------------------------------------------------------------------------------------------------
John C. Argue                    66              Director                    1990                    9,000  (b)           *
---------------------------------------------------------------------------------------------------------------------------------
Arthur Brown                     57              Director                    1994                    5,750  (c)           *
---------------------------------------------------------------------------------------------------------------------------------
Denis R. Brown                   58              Director                    1997                      750  (d)           *
---------------------------------------------------------------------------------------------------------------------------------
Harry M. Conger                  67              Director                    1981 (e)                12,500  (b)          *
---------------------------------------------------------------------------------------------------------------------------------
Rayburn S. Dezember              67              Director                    1989                    11,900  (b)  (f)     *
---------------------------------------------------------------------------------------------------------------------------------
A. Frederick Gerstell            60              Chairman of the Board,      1981 (e)               288,311  (g)         1.20
                                                 CEO, and Director
---------------------------------------------------------------------------------------------------------------------------------
Richard A. Grant, Jr.            58              Director                    1972 (e)                44,000  (b) (h)      *
---------------------------------------------------------------------------------------------------------------------------------
William T. Huston**              70              Director                    1978                     9,580  (b)          *
---------------------------------------------------------------------------------------------------------------------------------
Edward A. Landry                 58              Director                    1994                     8,500  (c) (i)      *
---------------------------------------------------------------------------------------------------------------------------------
Thomas L. Lee                    55              Director                    1990                    10,500  (b)          *
---------------------------------------------------------------------------------------------------------------------------------
Thomas M. Linden                 54              Director                    1978                   559,974  (b) (j)     2.35
---------------------------------------------------------------------------------------------------------------------------------
Georgia R. Nelson                48              Director                    1997                     3,250  (d)          *
---------------------------------------------------------------------------------------------------------------------------------
Stuart T. Peeler                 68              Director                    1966 (e)                23,500  (c)          *
---------------------------------------------------------------------------------------------------------------------------------
 *  Less than 1%
**  Mr. Huston will retire from the Board at the expiration of his term, concurrently with the election of directors, at which time the full Board size will be reduced from 13 to 12 directors.
---------------------------------------------------------------------------------------------------------------------------------

(a) Unless otherwise indicated, the beneficial owner (within the meaning of the rules of the Securities and Exchange Commission) of the shares shown has sole voting and investment power, subject to applicable community property laws.

(b) Of the shares shown, 7,500 are shares that the director has the right to acquire under the director's stock option agreements.

(c) Of the shares shown, 4,500 are shares that the director has the right to acquire under the director's stock option agreements.

(d) Of the shares shown, 750 are shares that the director has the right to acquire under the director's stock option agreements.

(e) Includes service as a director of CPC. Each of these nominees for director became a director upon formation of the Company in 1984 by the combination of CPC and Conrock Co.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



(f) Mr. Dezember has shared voting and investment power with respect to 4,400 of the shares shown. The shares are held in a family trust, of which Mr. Dezember and his wife are Co-Trustees.

(g) Of the shares shown, 274,054 are shares that Mr. Gerstell has the right to acquire under stock option agreements.

(h) Also, does not include, and Mr. Grant disclaims any beneficial interest in, the 3,821,691 shares owned by the Dan Murphy Foundation, of which he is Secretary, Treasurer and a Trustee, and the 296,273 shares owned by the P.D. Byrne Trust, of which he is a Co-Trustee. Mr. Grant also disclaims any beneficial interest in the 4,000 shares owned by one of his children, also not shown, who still shares his household.

(i) Does not include, and Mr. Landry disclaims any beneficial interest in, the 3,821,691 shares owned by the Dan Murphy Foundation, of which he is a Trustee, and the 1,868 shares held in the Philip Marlow Trust, of which he is a Trustee.

(j) Mr. Linden has shared voting and investment power with respect to 191,708 shares of the shares shown. Mr. Linden disclaims beneficial ownership, except to the extent of his pro-rata pecuniary interest, with respect to the 187,640 shares held in his name as Trustee of revocable trusts for the benefit of his children, 141,302 shares held by the R.F. and D.A. Ingold Trust and 50,400 shares held by the Milton S. and Margaret I. Linden, of both of which he is a Co-Trustee, and the six shares held by the Ingold Liquidating Partnership, of which he is a Co-Managing Partner.



GENERAL INFORMATION ABOUT THE BOARD

     COMMITTEES OF THE BOARD AND DIRECTOR COMPENSATION

     During 1997, the Board of Directors met seven times. Directors who are not Company employees were paid a quarterly retainer fee of $4,000 for service on the Board -- $4,500 if the director also served as a Committee Chairman. In addition, non-employee directors were paid a fee of $1,600 for each Board meeting and $800 for each Committee meeting attended. Also, at its January 1998 meeting, the Board adopted a resolution to permit directors to borrow interest-free funds from the Company to purchase up to 1,000 shares per year of the Company's stock. Such loans, if made, will be repaid within one year through the retention by the Company of the director's compensation as it is earned.

     The Board of Directors has an Audit Committee, an Executive Committee, a Finance Committee, a Management Development and Compensation Committee, a Nominating and Corporate Governance Committee and a Property Committee. During 1997, the Audit, Finance, Management Development and Compensation and Property Committees each met three times. The Executive and Nominating and Corporate Governance Committees each met once. All directors attended at least 75% of all meetings of the Board and any Committees on which they served.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     AUDIT COMMITTEE

     The Audit Committee recommends the selection of independent auditors and approves their fee arrangement. The Audit Committee reviews the plan and scope of the audit and the resulting audit report and management letter. The Audit Committee also monitors the Company's ethics programs and other compliance policies, and discusses with management and the outside auditors the effect of recently issued accounting standards on the Company's financial statements.

     1997 MEMBERS
     John C. Argue, Chairman                Edward A. Landry
     Denis R. Brown                         Georgia R. Nelson
     William T. Huston                      Stuart T. Peeler

     MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

     The Management Development and Compensation Committee ("Compensation Committee") approves and recommends to the Board of Directors director compensation, remuneration for senior management of the Company, and the adoption of any compensation plans. The Compensation Committee also makes recommendations to the Board concerning succession planning and management development policies for the Company. The Compensation Committee's Stock Option Sub-Committee administers the Company's stock option plans and approves the granting of stock options or other benefits under such plans.

     1997 MEMBERS
     Stuart T. Peeler, Chairman*            Harry M. Conger*
     John C. Argue*                         Thomas L. Lee*
     Arthur Brown*                          Thomas M. Linden

     *Also members of the Stock Option Sub-Committee.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee ("Corporate Governance Committee") recommends to the Board of Directors nominees to fill Board vacancies, and a slate of nominees for election at the Annual Meeting of Stockholders. The Corporate Governance Committee establishes criteria for Board membership, including criteria relating to tenure and age limitation, and reviews qualifications of candidates for Board membership. The Corporate Governance Committee also recommends to the Board candidates to fill vacancies on the Board which occur between annual meetings of stockholders. In addition, the Corporate Governance Committee monitors corporate governance practices and makes recommendations for changes when appropriate, annually reviews the duties and responsibilities of each Board Committee, and reviews recommendations by the Chairman of the Board for membership on Board Committees. The Corporate Governance Committee has no formal procedures for consideration of recommendations for nominees that may be submitted by stockholders.

     1997 MEMBERS
     Thomas L. Lee, Chairman                Richard A. Grant, Jr.
     Harry M. Conger                        William T. Huston

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     FINANCE COMMITTEE

     The Finance Committee monitors the performance of investments in the Company's pension plans and selects and recommends managers, financial advisors and trustees for pension fund investments. The Finance Committee also reviews and makes recommendations regarding the capital structure of Company, specific major borrowings, the Company's debt-to-equity ratio and the relationship of long-term debt to short-term debt.

     1997 MEMBERS
     Richard A. Grant, Jr., Chairman        Rayburn S. Dezember
     Arthur Brown                           Thomas M. Linden
     Denis R. Brown                         Georgia R. Nelson

     EXECUTIVE COMMITTEE

     The Executive Committee reviews and makes recommendations regarding corporate objectives and policies, the Company's long-range plan, major Company acquisitions or divestitures and the Company's dividend policy. When necessary, the Executive Committee may act in lieu of the Board of Directors, exercising all the powers of the Board of Directors in the management of the business and affairs of the Company, except where limited by Section 141 of the Delaware General Corporation Law.

     1997 MEMBERS
     A. Frederick Gerstell, Chairman        Thomas L. Lee
     John C. Argue                          Thomas M. Linden
     Harry M. Conger                        Stuart T. Peeler
     Richard A. Grant, Jr.

     PROPERTY COMMITTEE

     The Property Committee oversees the development and disposition of the Company's real estate.

     1997 MEMBERS
     Rayburn S. Dezember, Chairman          Edward A. Landry
     John C. Argue                          Thomas L. Lee
     William T. Huston                      Thomas M. Linden

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following shows information (i) as of December 31, 1997 with respect to the only persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding stock, based on the Company's records and a review of filings made pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934 (the "Exchange Act"); and (ii) as of March 23, 1998 for the officers named in this Proxy Statement under the caption "Executive Compensation" and for directors and executive officers as a group. Unless noted otherwise, beneficial owners listed have sole voting and investment power with respect to the shares reported.

-------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                                                      AMOUNT AND NATURE OF     PERCENT OF
BENEFICIAL OWNER                                                         BENEFICIAL OWNERSHIP        CLASS
-------------------------------------------------------------------------------------------------------------
Dan Murphy Foundation                                                   3,821,691  shares              16.07
    Post Office Box 711267
    Los Angeles, CA 90071
------------------------------------------------------------------------------------------------------------
FMR Corp.                                                               1,685,200  shares               7.09
   82 Devonshire Street
   Boston, MA 02109
------------------------------------------------------------------------------------------------------------
David L. Babson & Co., Inc.*                                            1,512,960  shares               6.36
    One Memorial Drive
    Cambridge, MA 02142-1300
------------------------------------------------------------------------------------------------------------
Royce & Associates, Inc.                                                1,372,300  shares               5.77
    1414 Avenue of the Americas
    New York, NY 10019
------------------------------------------------------------------------------------------------------------
A. Frederick Gerstell                                                   288,311  shares  (a)            1.20
    Chairman of the Board, Chief Executive Officer and Director
------------------------------------------------------------------------------------------------------------
Scott J Wilcott                                                         101,990  shares  (a)            (b)
    Executive Vice President, Law and Property
------------------------------------------------------------------------------------------------------------
 H. James Gallagher                                                     69,561  shares  (a)             (b)
    Executive Vice President, Finance, Chief Financial Officer
     and Treasurer
------------------------------------------------------------------------------------------------------------
Paul Stanford                                                           74,695  shares  (a)             (b)
    Executive Vice President, General Counsel and Secretary
------------------------------------------------------------------------------------------------------------
R. Bruce Rieser**                                                       2,901  shares                   (b)
    Former President and Chief Operating Officer
------------------------------------------------------------------------------------------------------------
Directors and executive officers as a group (21 persons)                1,304,043  shares  (a)          5.34
------------------------------------------------------------------------------------------------------------
  *  Includes 2,700 shares for which Babson has shared voting power.
  ** Mr. Rieser resigned from the Company effective January 27, 1998.
------------------------------------------------------------------------------------------------------------

(a) The amounts shown include the following shares that may be acquired within 60 days pursuant to outstanding stock option grants: A. Frederick Gerstell, 274,054 shares; Scott J Wilcott, 90,464 shares; H. James Gallagher, 61,166 shares; Paul Stanford, 71,750 shares; and all directors and executive officers as a group, 623,434 shares.

(b)  Less than 1%.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT




     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, designated Section 16 officers and persons who own more than 10% of the Company's Common Stock (collectively "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on its review of copies of such reports furnished to the Company and written statements of its directors and executive officers to the effect that no other reports were required to be filed during the 1997 fiscal year, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% owners were complied with, except that Ms. Nelson filed a late report covering the purchase of 2,500 shares for her spouse's individual retirement trust account.



EXECUTIVE COMPENSATION

     The Executive Compensation section of this Proxy Statement includes (i) the Report of the Compensation Committee, (ii) a discussion of Employment Agreements entered into by the Company with certain executives, (iii) a Summary Compensation Table that shows the compensation paid or accrued to the named individuals by the Company during the fiscal years ended December 31, 1997, 1996 and 1995, (iv) an Option Grants table and an Option Exercises and Year-End Value table that show grants and exercises during the last fiscal year with year-end information regarding outstanding options, (v) a discussion of Pension Plan benefits in effect for the named individuals for 1997, and (vi) a Performance Graph of the Company's stock performance during the last five fiscal years compared to the stock performance of the Company's peer group and others during the same period.


     REPORT OF THE COMPENSATION COMMITTEE

     COMPENSATION POLICIES FOR EXECUTIVE OFFICERS OF THE COMPANY

     The Compensation Committee is responsible for setting and administering all policies that govern salaries, salary increases and bonuses for the Company's executive officers and key managerial employees, for approval by the Company's Board of Directors. In 1997, the Compensation Committee met three times.

     The Compensation Committee's purpose is to ensure that the Company is able to attract and retain well-qualified executives who will manage the Company for the benefit of stockholders and contribute to the Company's success. The policy of the Compensation Committee is to provide compensation to executive-level officers that is appropriate to each executive's level of responsibility, and will both reward the executive for past performance and provide an incentive to the executive for future performance.

     The Compensation Committee also oversees the Management Stock Ownership Program that establishes guidelines for stock ownership for Company executives and managers. The ownership

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     goals of the Program vary for each level of management and are expressed as a percentage of the individual's salary.

     1997 COMPENSATION AND BONUSES - EXECUTIVE OFFICERS

     The primary focus of the Compensation Committee in making its salary decisions for executive officers in fiscal 1997 was its subjective review of each executive officer's individual performance. The Compensation Committee did not establish predetermined performance standards for executive officers, but rather reviewed each executive officer's individual performance in the context of the Company's performance. In making this evaluation, the Compensation Committee considered the earnings performance of the Company and evaluated whether the specific performance of the area over which an executive officer had control contributed to the earnings performance or otherwise supported the Company's overall performance. The Compensation Committee also reviewed the individual performance of the executive in the executive's role as a manager and leader within the Company.

     Additionally, as part of its subjective determination of the appropriateness of salary with regard to an executive's level of responsibility, the Compensation Committee reviewed salary surveys of companies within the Company's peer group of twelve U.S. companies within the sand, gravel, mining and general construction industries. In reviewing these peer industry surveys, the Compensation Committee primarily considered the salary being paid to executives with similar responsibilities in comparable businesses with similar business cycles.
     For example, the Compensation Committee especially considered the surveys of mining companies whose business cycles, like the Company's, are tied to the construction industry. The Compensation Committee also reviewed professional surveys of non-industry related companies, primarily in California, which have comparable revenue, location density in California and number of employees. In reviewing these non-industry surveys, the Compensation Committee considered the salary being paid to executives with similar responsibilities in similarly-sized California companies, with a heavier focus on Southern California companies, so as to determine competitive wages within the geographic region. The professional surveys reviewed include surveys produced by William M. Mercer, Inc., Towers Perrin and Watson Wyatt. The Compensation Committee did not target any predetermined relationship between the salaries of the Company's executives and those of the executives of the surveyed companies. In 1997, the named executive officers as a group received salaries that were at or above the mean for executive officers in their peer group, and at or above the mean for executives within non- industry-related comparable companies in California.

     After its evaluation of these factors, the Compensation Committee subjectively determined the appropriate salary to be paid.

     The Compensation Committee also oversees the Company's bonus plan, which the Company uses to reward individual employee performance for the prior year. In January 1996, the Company's Economic Value Added ("EVA/(R)/") Incentive Compensation Program was adopted to provide key employees with an incentive based upon increase in stockholder value. All bonuses awarded to executive officers are now determined based on improvement in EVA/(R)/.

     At the beginning of the year, target bonuses, expressed as a percentage of an executive's base salary, were established using competitive information obtained from compensation surveys for key positions. Actual bonuses were determined by multiplying the Target Bonus by a bonus multiple. The multiple was derived by comparing target and actual EVA/(R)/ for the year, adjusted

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     by a "leverage factor" that reflects the expected variability of the Company's performance based on historical factors. In 1997, corporate participants were evaluated based on improvement in EVA/(R)/ for the Company as a whole, and business unit participants were evaluated based on improvement in their business unit's EVA/(R)/. A portion of EVA/(R)/ bonuses for certain positions are paid currently, with the balance "banked" for future payout dependent upon Company performance. EVA/(R)/ calculations are reviewed by independent auditors.

     1997 COMPENSATION AND BONUS - CHIEF EXECUTIVE OFFICER

     In 1997, the Compensation Committee determined the salary for the Chief Executive Officer ("CEO") by subjectively evaluating his performance with regard to the performance of the Company as a whole. The Compensation Committee did not predetermine performance goals for the CEO, but subjectively evaluated his performance in the following areas: (i) establishment of clear and sound objectives; (ii) achievement of those objectives; (iii) creation of overall management strength; (iv) development of successor management; and (v) communication with the Board of Directors and senior management. Additionally, the Compensation Committee considered particular accomplishments of the CEO in 1997, which have contributed to long-term stockholder value. Specifically, the Compensation Committee subjectively evaluated the following accomplishments: maintaining profitability, success in reducing costs, acquisition and expansion activities, managing under adverse labor conditions, innovation and creativity, and improvements in customer service and governmental relations. In evaluating the CEO's performance, the Compensation Committee compared the Company's short-term and long-term performance to the short-term and long-term total stockholder return performance of companies within its peer group. In 1997, the Company's total stockholder return was below its peer group as shown on the Performance Graph on page 17. The Compensation Committee also reviewed the same professional surveys of industry-related and non-industry-related companies in determining the CEO's salary level as it did for executive officer compensation. In 1997, the CEO's salary level was at or above the mean for industry-related companies and at or above the mean for CEOs within non-industry-related comparable companies in California. The Compensation Committee did not evaluate these factors using a predetermined formula, but used its subjective discretion to reach its result.

     In 1997, the CEO's bonus amount was determined based on improvements in EVA/(R)/ for the Company as a whole. At the beginning of the year, the CEO's target bonus, expressed as a percentage of his base salary, was established using competitive information obtained from compensation surveys for key positions. His actual bonus was determined by multiplying the target bonus by a bonus multiple. The multiple was derived by comparing target and actual EVA/(R)/ for the year, adjusted by a "leverage factor" that reflects the expected variability of the Company's performance based on historical factors. In 1997, the bonus multiple was 1.14 due to improved earnings from 1996. The CEO's bonus for 1997 was $362,520, of which $332,840 will be paid out currently, with the balance payable in future years under the plan's "banking" feature.

     STOCK OPTION GRANTS

     The Stock Option Sub-Committee of the Compensation Committee (the "Sub-Committee"), which is composed of independent directors, met two times in 1997 to determine the amount of any stock options to be granted to Company employees, including the executive officers and the CEO.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     The Sub-Committee uses the award of stock options to provide an incentive for continued and future performance of executive officers and other key employees, as part of their total compensation package.

     In making its decisions in 1997, the Sub-Committee subjectively considered the performance of the Company as a whole and the extent to which the performance of a particular employee impacted that performance. The Sub-Committee also reviewed the same professional surveys of industry-related and non-industry-related companies in determining the amount of any stock options to be granted to executive officers. Prior to 1997, stock option grants to all executive officers were well below the mean for executive officers in their peer group. In 1997, the named executive officers, including the Chief Executive Officer, received stock option grants that were above the mean for executive officers in their peer group, and above the mean for executives within non-industry-related comparable companies in California.

     INTERNAL REVENUE CODE SECTION 162(m)

     As one of the factors in its review of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The deductibility of some types of compensation payments depends upon the timing of an executive's vesting or exercise of previously granted rights. Furthermore, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

   Report submitted by the Management Development and Compensation Committee:

                          Stuart T. Peeler, Chairman
                                 John C. Argue
                                 Arthur Brown
                                Harry M. Conger
                                 Thomas L. Lee
                               Thomas M. Linden


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee are present or former members of management except Mr. Thomas M. Linden, who was Executive Vice President and General Manager -Properties Division of the Company from May 1985 through May 1989.


     EMPLOYMENT AGREEMENTS

     The Company has executed the following employment agreements with certain executive officers according to the terms summarized below:

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     The Company has executed employment agreements with Messrs. Gerstell, Wilcott and Stanford that provide for compensation at an annual rate of $560,000, $266,400 and $250,000, respectively, for 1998. In addition to providing benefits in the case of disability, the agreements provide that the compensation and other benefits (including bonus, retirement plan contributions and insurance coverages) will continue unabated for the period specified in each agreement (four years for Mr. Gerstell and three years for Mr. Wilcott and Mr. Stanford) from the date of notice of termination by the Company. In the event the Company significantly reduces the importance of their responsibilities, reduces their compensation or benefits, relocates the Company's principal executive offices outside Los Angeles or reassigns them to a location other than the principal executive offices, each executive's agreement provides that the executive may terminate the agreement and receive the salary and benefits that would have been provided to him under the agreement (four years for Mr. Gerstell and three years for Mr. Wilcott and Mr. Stanford). In the event of a change of control, the executive may accelerate the exercisability of all options to acquire shares covered by any outstanding stock option agreements he has with the Company.

     The Company has executed an agreement with Mr. Gallagher with respect to severance that provides for payment of two years' base salary (determined as of the date of termination) in the event of termination without cause. Mr. Gallagher's base salary for 1998 is $258,000. Mr. Gallagher has also executed an agreement with the Company which provides that compensation and other benefits (including bonus, retirement plan contributions and insurance coverages) will continue unabated for three years from the day preceding any change of control of the Company. In addition, the agreement provides that in the event of a change of control, Mr. Gallagher may accelerate the exercisability of all options to acquire shares covered by any outstanding stock option agreements he has with the Company.

     Mr. Rieser resigned from the Company effective January 27, 1998. During 1997, he was employed pursuant to an agreement similar to Mr. Gallagher's, which provided for two years' base salary in the event of termination without cause. Upon his resignation in January 1998, he entered into a Severance Agreement and General Release with the Company pursuant to which he was paid two years' base salary ($620,000) and a housing allowance ($46,870) and will receive an EVA/(R)/ bonus for 1997 of $162,233.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



--------------------------------------------------------------------------------------------------------------------
                                           SUMMARY COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                                                                LONG TERM
                                            ANNUAL COMPENSATION (a)            COMPENSATION               ALL OTHER
NAME AND PRINCIPAL POSITION                 -----------------------------------------------------       COMPENSATION
                                                                                    NUMBER OF              ($) (c)
                                                                                   SECURITIES
                                            YEAR      SALARY         BONUS     UNDERLYING OPTIONS
                                                        ($)           ($)        GRANTED (#) (b)
--------------------------------------------------------------------------------------------------------------------
A. FREDERICK GERSTELL                       1997      $530,000       $332,840         84,400               $101,357
     Chairman of the Board, Chief           1996      $500,000       $ 79,000         53,400               $ 91,798
      Executive Officer and Director        1995      $485,000       $100,000         40,000               $ 93,030
-------------------------------------------------------------------------------------------------------------------
SCOTT J WILCOTT                             1997      $257,400       $ 98,842         24,000               $ 53,171
     Executive Vice President,              1996      $247,500       $ 75,000         15,000               $ 45,605
      Law and Property                      1995      $240,000       $ 32,500         15,000               $ 45,098
-------------------------------------------------------------------------------------------------------------------
H. JAMES GALLAGHER                          1997      $245,000       $102,573         29,000               $ 62,433
     Executive Vice President,              1996      $230,000       $ 24,000         15,000               $ 39,557
      Finance, Chief Financial Officer      1995      $220,000       $ 30,000         15,000               $ 39,560
      and Treasurer
-------------------------------------------------------------------------------------------------------------------
PAUL STANFORD                               1997      $240,000       $100,480         24,000               $ 65,400
     Executive Vice President,              1996      $230,000       $ 20,000         15,000               $ 40,553
      General Counsel and Secretary         1995      $220,000       $ 30,000         15,000               $ 40,514
-------------------------------------------------------------------------------------------------------------------
R. BRUCE RIESER*                            1997      $310,000       $162,233         39,000               $207,901
     President and Chief Operating          1996      $267,200       $ 31,000         40,000               $ 45,926
      Officer                               1995      $175,000       $ 32,750         35,000               $    884
-------------------------------------------------------------------------------------------------------------------
*  Mr. Rieser resigned from the Company effective January 27, 1998.
-------------------------------------------------------------------------------------------------------------------

(a) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(b) 1995 options granted in January 1996 are shown in 1995 and not included in 1996.

(c) The amounts shown in this column for the last fiscal year include the following items: (i) Mr. Gerstell: $20,500 - Company accrual to the Thrift and Profit-Sharing Retirement Plan and Money Purchase Pension Plan for Employees of CalMat Co., a defined contribution plan (DCP); $71,317 - paid by the Company to a trust for the Non-qualified Deferred Compensation Plan for Selected Executives of CalMat Co., a non-qualified defined contribution plan (NDCP); and $9,540 - Company-paid term life insurance (TLI); (ii) Mr.
     Wilcott: $20,500 - Company accrual to DCP; $24,720 - Company accrual to NDCP; $1,101 - Company-paid TLI; and $6,850 - Company-paid split-dollar insurance; (iii) Mr. Gallagher: $21,200 - Company accrual to DCP; $21,038 - Company accrual to NDCP; $480 - Company-paid TLI; and $19,715 - Company-paid split-dollar insurance; (iv) Mr. Stanford: $20,500 - Company accrual to DCP; $21,156 - Company accrual to NDCP; $691 - Company-paid TLI; and $23,053 - Company-paid split-dollar insurance; and (v) Mr. Rieser: $20,500
     - Company accrual to DCP; $33,298 - Company accrual to NDCP; $510 - Company-paid TLI; $125,561 - Company-paid relocation-related expenses; $2,841 Company-paid housing allowance; and $25,191 - Company-paid split-dollar insurance.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



---------------------------------------------------------------------------------------------------------------------------
                                                     OPTION GRANTS FOR 1997
---------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF SECURITIES        % OF TOTAL
                                  UNDERLYING          OPTIONS GRANTED      EXERCISE OR                        GRANT DATE
                                    OPTIONS             TO EMPLOYEES       BASE PRICE         EXPIRATION     PRESENT VALUE
NAME                            GRANTED (#) (a)        IN FISCAL YEAR     ($/SHARE) (b)          DATE           ($) (c)
---------------------------------------------------------------------------------------------------------------------------
A. Frederick Gerstell             84,400                   21.04            $25.875            11-24-07       $655,298.48
-------------------------------------------------------------------------------------------------------------------------
Scott J Wilcott                   24,000                    5.98            $25.875            11-24-07       $186,340.80
-------------------------------------------------------------------------------------------------------------------------
H. James Gallagher (e)             5,000                    1.25            $18.000            03-24-07       $ 21,602.00
                                  24,000                    5.98            $25.875            11-24-07       $186,340.80
-------------------------------------------------------------------------------------------------------------------------
Paul Stanford                     24,000                    5.98            $25.875            11-24-07       $186,340.80
-------------------------------------------------------------------------------------------------------------------------
R. Bruce Rieser                   39,000  (d)               9.72            $25.875            11-24-07       $302,803.80
-------------------------------------------------------------------------------------------------------------------------

(a) Options granted are exercisable from the first anniversary of the grant date, at which time 25% of the shares granted becomes exercisable, with an additional 25% of the option shares becoming exercisable on each successive anniversary date and full vesting occurring on the fourth anniversary date. The option term is ten years; however, unless modified by the Stock Option Subcommittee of the Compensation Committee, no option that is unexercisable at termination of employment will become exercisable.

(b) The exercise price may be paid by cash, by delivery of shares of the Company's Common Stock owned by the optionee, or, with consent of the Compensation Committee, by delivery of a full-recourse promissory note.

(c) The Modified Black-Scholes Option Valuation Model modifies the Black-Scholes formula to include the impact of cash dividend payments and the right to exercise options prior to maturity. The volatility factor, risk-free rate of return and the Company's dividend yield at the November 25, 1997 grant date used in the modified model were 28.21%, 5.84% and 1.55%, respectively. At the March 25, 1997 grant date, the same factors were 19.53%, 6.71% and 2.22%, respectively. The model assumes that options are exercised approximately 4.75 years from vesting, based on analyses of historical exercise patterns for all optionees.

(d) Because of Mr. Rieser's resignation from the Company effective January 27, 1998, the option granted to him in 1997 will not vest or become exercisable.

(e) Mr. Gallagher received two grants for 1997: 5,000 option shares were granted for exceptional performance in March 1997 and 24,000 shares were granted in November 1997.

                                          OPTION EXERCISES AND YEAR-END VALUE
----------------------------------------------------------------------------------------------------------------------
                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                              NUMBER OF                                 UNDERLYING                  IN-THE-MONEY
                             SECURITIES       VALUE REALIZED       UNEXERCISED OPTIONS                OPTIONS
                              ACQUIRED          AT DATE OF            AT FY-END (#)              AT FY-END ($) (b)
NAME                       ON EXERCISE (#)   EXERCISE ($) (a)   --------------------------   --------------------------
                                                                EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
A. Frederick Gerstell               -----              -----              299,641/169,450        $1,833,329/$1,003,025
----------------------------------------------------------------------------------------------------------------------
Scott J Wilcott                     2,946           $ 23,638               129,304/52,750        $    825,998/$332,063
----------------------------------------------------------------------------------------------------------------------
H. James Gallagher                 12,084           $105,672                56,166/57,750        $    538,629/$387,438
----------------------------------------------------------------------------------------------------------------------
Paul Stanford                      10,000           $ 87,500                68,000/52,750        $    523,313/$332,063
----------------------------------------------------------------------------------------------------------------------
R. Bruce Rieser                     -----              -----                23,750/90,250        $    230,938/$585,813
----------------------------------------------------------------------------------------------------------------------

(a) Market value of the underlying securities at exercise date minus the exercise price of the options.
(b) Market value of the underlying securities at year-end minus the exercise price of in-the-money options.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     PENSION PLANS

     Under the Supplemental Executive Retirement Plan ("SERP") in effect for 1997, Messrs. Gerstell, Wilcott, Gallagher and Stanford would receive, upon retirement, a supplemental benefit added to amounts received from Social Security, the DCP and the NDCP. Because of Mr. Rieser's resignation in January 1998, he is no longer eligible to receive a benefit under this plan.

     The formula for the net SERP benefit is equal to the "SERP Target Percent" (65% for Mr. Gerstell and 60% for all other named executives) multiplied by "Final Average Earnings" at retirement reduced by the level annual benefits provided by the employer contributions to the Qualified and Non-qualified defined contribution plans and one-half of the actuarial equivalent of the estimated Social Security benefit. "Final Average Earnings" is defined as the highest compensation for three out of the last five calendar years of employment. Compensation includes total cash compensation paid to the executive.

     The estimated annual net SERP benefit for the following executive officers
are:    Mr. Gerstell -$446,791; Mr. Wilcott - $21,404; Mr. Gallagher - $272,298;
and Mr. Stanford - $214,173. The Estimated Annual Net SERP Benefit is based on the following assumptions: interest on defined contribution balances and conversion of account balances to annuities - 7%; salary increases - 6.5%; mortality - 85% of 1983 group annuity mortality; Social Security wage base increases - 3%; retirement - at age 62; and future employer contributions to defined contribution plans - 15% of base compensation.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index (the "S & P 500") and a composite industry index (the "Industry Index") consisting of seven public companies in the building materials industry.* The graph assumes that $100 was invested on December 31, 1991 in each of the Company's stock, the S & P 500 and the Industry Index, and that all dividends were reinvested.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG CALMAT CO., S&P 500 INDEX AND PEER GROUP

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period                          S&P          AVERAGE OF
(Fiscal Year Covered)        [CALMAT]       500 INDEX    COMPOSTE
-------------------          --------       ---------    ----------
Measurement Pt-12/31/92      $100           $100         $100
FYE 12/31/93                 $96.12         $109.98      $138.90
FYE 12/31/94                 $80.30         $111.36      $114.20
FYE 12/31/95                 $86.40         $152.83      $140.50
FYE 12/31/96                 $90.56         $187.49      $163.10
FYE 12/31/97                 $137.14        $249.53      $286.80

* Industry Index includes Florida Rock Industries, Granite Construction, Inc., Lafarge Corp., Martin Marietta Materials, Southdown, Inc., Texas Industries, Inc., and Vulcan Materials Co. Information for Martin Marietta Materials begins in 1993 when such information first became publicly available. CalMat Co. is the only company, when compared against companies in the Industry Index, whose primary market area is Southern California, an area that has experienced a severe recession affecting the construction industry throughout much of the period depicted in the Performance Graph.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



 .    RATIFICATION OF APPOINTMENT OF AUDITORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ITS APPOINTMENT OF AUDITORS.

     The Board of Directors has appointed the firm of Coopers & Lybrand L.L.P., independent accountants, to be CalMat Co.'s auditors for the year 1998 and recommends to stockholders their vote for ratification of that appointment.

     Coopers & Lybrand L.L.P. served in this capacity for the year 1997. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

     The appointment of auditors is approved annually by the Board. The decision of the Board is based on the recommendation of the Audit Committee, which reviews and approves in advance the audit scope, the types of non-audit services, and the estimated fees for the coming year. The Committee also reviews and approves proposed non-audit services to ensure that they will not impair the independence of the accountants.

     Before making its recommendation to the Board for appointment of Coopers & Lybrand L.L.P., the Audit Committee carefully considered that firm's qualifications as auditors for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with Coopers & Lybrand L.L.P. in all of these respects.


 .    EMPLOYEE STOCK PURCHASE PLAN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

     On May 27, 1997, the Company's Board of Directors approved an Employee Stock Purchase Plan to be qualified under Section 423(b) of the Internal Revenue Service. The CalMat Co. Employee Stock Purchase Plan (the "Plan") provides employees with an opportunity to purchase Company Common Stock at a discount and enjoy favorable tax treatment. The Plan is intended as a way for eligible employees of the Company to commence or increase their ownership of shares of the Company's Common Stock at a price that is less than the fair market value on the date of purchase. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974. A Registration Statement Under the Securities Act of 1933 on Form S-8 pertaining to the Plan was filed with the Securities and Exchange Commission on May 29, 1997. The Board recommends the Plan's approval in order for it to be qualified under Section 423. A summary of the Plan is as follows. The Plan itself appears as EXHIBIT "A" to this Proxy Statement. Copies of the Plan will be available at the Annual Meeting and can also be obtained by making a written request to the Company's Secretary.

      PLAN SUMMARY

     . The Plan, which was effective July 1, 1997, is intended to be qualified under Section 423 of the Internal Revenue Code and will be in effect for ten (10) years, unless extended by the Board.

     . The Plan must receive stockholder approval within twelve months of its adoption. If not approved by the stockholders, it cannot qualify under Internal Revenue Code Section 423; a non-qualified status would have a bearing on the tax treatment to the participants and possibly the Company's accounting treatment.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     . All regular full-time employees are eligible; new employees have a sixty-day waiting period. The Company sent letters to each union notifying them of the Plan and that the Company would send union members enrollment material if no objections from the unions were received by June 2, 1997.

     . Participant contributions are made through payroll deduction. The minimum deduction per pay period is $5.00, the maximum deduction is $25,000 worth of the fair market value of the Company's Common Stock per Plan year.

     . Shares of the Company's Common Stock are purchased each quarter, at eighty-five percent (85%), a fifteen percent (15%) discount, of the lower of the Company's stock price at the beginning of a calendar
          -----
          quarter or the end of the quarter.

     . The record keeper/custodian maintains account share balances and issues quarterly statements. In-service withdrawal of whole shares is made when requested; the minimum withdrawal is $1,000 in value or the entire balance, if less than $1,000. Distributions of all shares are effected as soon as possible following the end of each quarter. There is no interest paid on cash balances.

     . Plan participants are not taxed until the disposition of the shares, which must be held for a minimum of two years in order to realize long-term capital gains tax treatment.

     . The Plan can purchase up to 500,000 shares of the Company's Common Stock on the open market.

     . The Plan is administered by an Administrative Committee appointed by the Company's Board of Directors and comprised of Company employees.

     . In June 1997, all Company employees were mailed an announcement of the Plan, together with the Plan's prospectus and enrollment documentation.



 .    1998 STOCK OPTION PLAN FOR OFFICERS, DIRECTORS AND KEY EMPLOYEES OF CALMAT
CO.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 1998 STOCK OPTION PLAN.

     The Company has two outstanding stock option plans: The 1990 Stock Option Plan for Executive and Key Employees of CalMat Co. (the "1990 Plan") and the Amended and Restated 1993 Stock Option Plan for Officers, Directors and Key Employees of CalMat Co. (the "1993 Plan"), approved by the Company's stockholders on April 25, 1990 and April 27, 1994, respectively. Under these plans, 600,000 shares and 900,000 shares, respectively, of the Company's Common Stock were authorized for grants by the Compensation Committee to key employees as incentive and non-qualified stock options. All options have an exercise price equal to the fair market value at the date of grant. There are presently approximately 65 executives or other key employees of the Company or its subsidiaries eligible to receive incentive stock options and non-qualified stock options, and twelve independent directors of the Company who are eligible to receive non-qualified stock options.

     As of March 23, 1998, the number of shares of the Company's Common Stock available for grant under the CalMat 1990 Plan and 1993 Plan were 26,309 and 57,288, respectively. In order that the Company may continue to obtain and retain the services of directors and key professional, technical and managerial employees, the Board of Directors believes that the Company should be in a position to

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



continue to grant stock options. Accordingly, on March 24, 1998, the Board adopted the 1998 Stock Option Plan for Officers, Directors and Key Employees of CalMat Co. (the "Plan"), covering 1,000,000 shares of Common Stock. The Plan is summarized below. The Board recommends the Plan's approval in order to authorize the issuance of options to officers, directors and key employees covering an aggregate of 1,000,000 shares of Common Stock. The summary of the Plan below is qualified in its entirety by reference to the Plan itself, which appears as EXHIBIT "B" to this Proxy Statement. Copies of the Plan will be available at the Annual Meeting and can also be obtained by making a written request to the Company's Secretary.

     PLAN SUMMARY

     GENERAL

     The Plan authorizes the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code (the "Code") and non-qualified stock options.

     SHARES SUBJECT TO THE PLAN

     A maximum of 1,000,000 shares of the Company's Common Stock may be issued upon exercise of options granted under the Plan. The Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan and to outstanding options in the event of a stock split, stock dividend or certain other similar changes in the Company's Common Stock and in the event of a merger, reorganization, consolidation or certain other types of recapitalizations.

     If any option granted under the Plan expires or terminates without having been exercised in full, the number of shares as to which such option was not exercised prior to its expiration or cancellation may be again subject to the Plan and available for regrant.

     ADMINISTRATION OF THE PLAN

     The Plan is to be administered by the Compensation Committee consisting of at least two members of the Board of Directors, appointed from time to time (and removable) by the Board of Directors. No person is eligible to serve on the Compensation Committee unless such person is then a "non-employee director" as defined by Rule 16(b)-3 under the Securities Exchange Act of 1934, as amended, and is also an "outside director" for purposes of Section 162(m) of the Code. Options may not be granted under the Plan to any member of the Compensation Committee during the term of his or her membership on the Compensation Committee except in accordance with the provisions of the Plan controlling the grant of options to non-employee directors ("Independent Directors").

     In addition to administering the Plan, the Compensation Committee is also authorized to interpret the Plan and the options thereunder, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board of Directors, in its absolute discretion, may at any time exercise any and all rights or duties of the Compensation Committee under the Plan, other than the right to select employees for participation and to determine the timing, pricing and amount of grants to employees under the Plan.

     The full Board of Directors, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to options granted to independent directors.

     Members of the Compensation Committee will receive such compensation for their services as may be determined by the Board of Directors. All expenses and liabilities that the members of the Compensation Committee incur in connection with the administration of the Plan will be borne by the Company.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


     ELIGIBILITY TO RECEIVE OPTIONS

     Any executive or other key employee of the Company or any corporation which is then a parent corporation or subsidiary of the Company (as defined in the Plan) will be eligible to be granted options. The Compensation Committee is authorized to select from among eligible executive or other key employees the individuals to whom options are to be granted and to determine the number of shares to be subject to the options, whether such options are to be incentive stock options or non-qualified stock options, and the terms and conditions of the options, consistent with the Plan.

     More than one option may be granted to an employee; provided, however, that the aggregate number of shares which may be granted to any individual shall not exceed 500,000 shares of Common Stock during any calendar year or in total. Subject to such limitation, there is no restriction as to the number of options or as to the maximum or minimum number of shares that may be granted to any one employee under the Plan.

     Independent Directors will be eligible only to receive non-qualified options. During the term of the Plan, each then current Independent Director will automatically be granted on January 25 of each year an option to purchase 3,000 shares of Common Stock. Each new Independent Director initially elected on or before July 25 of a given year will automatically be granted an option to purchase 3,000 shares of Common Stock on the date of his or her initial election to the Board. Independent Directors initially elected after July 25 of any given year will not receive an initial option grant until the next January 25.

     TERMS OF OPTIONS

     Each option shall be evidenced by a written stock option agreement (a "Stock Option Agreement") executed by the optionee and an authorized officer of the Company which shall contain such terms and conditions as the Compensation Committee (or the Board of Directors, in the case of options to Independent Director) shall determine, consistent with the Plan.

     The price of the shares of Common Stock subject to both incentive stock options and non-qualified stock options shall be set by the Compensation Committee and must be at least 100% of the fair market value of the shares on the date the option is granted; provided, however, in the case of an incentive stock option, the price per share must be at least 110% of the fair market value of such share on the date the option is granted, in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of the Company's stock (or the stock of any subsidiary or any parent corporation); provided further, the price of shares subject to options granted to Independent Directors shall equal 100% of the fair market value of the shares on the date the option is granted, without variation. For purposes of the Plan, the fair market value of a share of the Common Stock as of a given date will be the closing price of a share of Common Stock on the principal exchange on which such shares are then trading, if any, on the trading day immediately preceding such date, or, if the shares are not traded on such date, then on the next preceding trading date during which a sale occurred.

     Except as the Compensation Committee may otherwise provide, in consideration of the granting of an option, the optionee must agree to remain in the employ of the Company, a parent corporation or one of its subsidiaries (or to serve as an Independent Director of the Company), for at least one year after the option is granted (or until the next annual meeting of the stockholders of the Company, in the case of an Independent Director).

     The Compensation Committee (or the full Board of Directors, in the case of options granted to Independent Directors) may provide, in the terms and conditions of an option, that it will terminate upon the dissolution or liquidation of the Company, the merger or consolidation of the Company by another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock; but, in such event, the Compensation

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



Committee must also give optionees the right to exercise their outstanding options in full during some period prior to such event, even though the options have not yet become fully exercisable.

     No option or right granted under the Plan may be assigned or transferred by the optionee, except (i) upon death or (ii) by gift or divorce decree to a member of the optionee's immediate family, or a trust for the benefit of family members. No option or interest or right therein or part thereof will be liable for the debts, contracts or engagements of the optionee or the optionee's successors in interest or will be otherwise subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means, whether voluntary, involuntary or by operation of law.

     The holders of options will not be, nor have any of the rights or privileges of, a stockholder of the Company as to shares covered by the option until such shares are issued by the Company and delivered to such holders.

     The Compensation Committee (or the Board of Director, in the case of options to Independent Directors), in its discretion, may impose such restrictions on the transferability of shares purchasable upon exercise of an option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Compensation Committee may require the employee to give prompt notice of any disposition of shares of Common Stock, acquired by exercise of an incentive stock option, within two years from the date of granting such option or one year after the transfer of such shares to such employee. The Compensation Committee may require that the certificates evidencing shares acquired by exercise of an incentive stock option refer to such requirement to give prompt notice of disposition.

     EXERCISE OF OPTIONS

     During the lifetime of the optionee, the option may be exercised only by such optionee, unless it has been transferred in accordance with the provisions described above under "Terms of Options." Except in the case of death or disability (within the meaning of Section 22(e)(3) of the Code), no option may be exercised in whole or in part during the first six months after such option is granted. Thereafter, options granted under the Plan will become exercisable at such times and in such installments (which may be cumulative) as the Compensation Committee shall provide in the terms of the option. The Compensation Committee may determine to accelerate the time at which an option becomes exercisable. To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are first exercisable during any calendar year (and all other incentive stock option plans of the Company, any subsidiary and any parent corporation) exceeds $100,000, such options shall be taxed as non-qualified options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For this purpose, the fair market value of the stock shall be determined as of the time the option with respect to such stock is granted. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of option grant, subject to acceleration in the event of retirement.

     Options may be exercised by compliance with certain prescribed procedures, and the option price must be paid in full at the time of exercise. The option price may be paid in cash or by check, by tendering Common Stock of the Company with a fair market value on the date of delivery equal to the aggregate option price, by tendering a full-recourse promissory note (in the case of options granted to employees), or by a combination of these methods. Payment by promissory note requires the consent of the Compensation Committee and is permitted only where such an extension of credit is not prohibited by law. The Compensation Committee will prescribe the form of such note and the security to be given by the optionee, and such note will bear interest at such rate as to preclude the imputation of interest under the Code. In no event will shares of Common Stock be issued until the purchase price has been paid in full.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     The Compensation Committee may, as a condition of the exercise of any option or rights, require that the optionee deliver such representations and documents as it deems necessary to effect compliance with applicable federal and state securities laws and regulations. The Compensation Committee may also take whatever action it deems appropriate to effect such compliance.

     No option granted to any employee may be exercised to any extent by anyone after the first to occur of the following events: (1) the expiration of ten years from the date the option was granted, or (2) in the case of an incentive stock option, five years from the date the option was granted in the case of any optionee owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of Company stock (or the stock of any subsidiary or any parent corporation) at the time the incentive stock option is granted, or (3) the expiration of one year from the date the optionee's employment terminates by reason of death or disability, or the expiration of three months from the date of an employment termination for any reason other than death or disability (unless the optionee dies during this three-month period); provided that any incentive stock option exercised more than three months following termination of employment by reason of retirement, or more than one year following termination of employment by reason of disability, will be taxed, under the Code, as a non-qualified stock option. No option granted to any Independent Director may be exercised to any extent by anyone after the first to occur of the following events: (i) ten years from the date of option grant, or (ii) three months from the date of termination of directorship (for any reason other than death), or (iii) one year from the date of such Independent Director's death. Subject to the foregoing, the Compensation Committee shall provide, in the terms of each individual option, when such option expires and becomes unexercisable; and the Compensation Committee may provide in the terms of individual options that said options expire immediately upon a termination of employment for any reason.

     AMENDMENT AND TERMINATION OF THE PLAN

     Amendments of the Plan to increase the aggregate share limit on the stock which may be issued on exercise of options granted under the Plan (except for adjustments resulting from stock splits, etc.), to extend the period during which options may be granted or to make any other change that requires stockholder approval under applicable laws or regulations, would each require the approval of the Company's stockholders within twelve months before or after such amendment. In all other respects, the Plan can be amended, modified, suspended or terminated by the Board of Directors.

     FEDERAL INCOME TAX CONSEQUENCES

     The Plan is neither a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Code nor an "employee benefit plan" subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The following discussion is a general summary of the material U.S. federal income tax consequences to U.S. participants in the Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, alternative minimum tax and state and local taxes are not discussed and may vary from locality to locality.

     NON-QUALIFIED STOCK OPTIONS

     Holders of non-qualified stock options do not realize income as a result of the grant of such an option, but normally realize compensation income upon exercise of such an option to the extent that the fair market value of the shares on the date of exercise of the option exceeds the aggregate option price. The Company is entitled to a tax deduction (subject to the limits of Section 162(m) of the Code which limits the deductibility of certain compensation in excess of $1,000,000), in an amount equal to the compensation income realized by an optionee as a result of the exercise of a non-qualified stock option, subject to tax withholding.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     In the discretion of the Compensation Committee, in lieu of payment in cash of withholding amounts, the optionee may, subject to certain restrictions, pay all or a portion of the federal, state and local taxes, including FICA tax, withheld in connection with the exercise of one or more non-qualified options granted under the Plan, by electing (i) to have the Company withhold shares subject to such non-qualified option, (ii) to deliver shares received in connection with the exercise of such non-qualified option, or (iii) to deliver other previously acquired shares, having a fair market value approximately equal to the amount to be withheld.

     The tax consequences resulting from the exercise of a non-qualified stock option through delivery of already-owned Company shares are not completely certain. In published rulings, the Internal Revenue Service has taken the position that, to the extent an equivalent value of shares is acquired, the employee will recognize no gain and the employee's basis in the stock acquired upon such exercise is equal to the employee's basis in the surrendered shares, that any additional shares acquired upon such exercise are compensation to the employee taxable under the rules described above and that the employee's basis in any such additional shares is their then-fair market value.

     INCENTIVE STOCK OPTIONS

     Holders of incentive stock options will not be considered to have received taxable income upon either the grant of such an option or its exercise. Upon the sale or other taxable disposition of the shares acquired upon the exercise of an incentive stock option, the full amount of gain will normally be treated as long-term capital gain if sale or other disposition of the shares has not taken place within either (a) two years from the date of the grant of the option or (b) one year from the date of exercise of the option. If the stock is sold or otherwise disposed of before the one- or two-year period, the gain will be taxed as ordinary income to the extent of the difference between the option price and the fair market value of the shares on the date of the exercise of the option; the balance of the gain, if any, will be taxed as a capital gain. If the stock is disposed of at a loss before the expiration of the one- or two-year period, the employee's ordinary income is limited to the amount realized, less the option exercise price paid. The Company (or other employer corporation) is entitled to a tax deduction (subject to the limits of Section 162(m) of the Code) in the case of an incentive stock option only to the extent that an optionee recognizes ordinary income with respect to such option. Thus, the Company (or other employer corporation) will not be entitled to a tax deduction in regard to stock acquired under an incentive stock option and held the requisite one- and two-year periods. If an option originally granted as an incentive stock option is exercised by the optionee more than three months after the optionee's retirement or one year after the optionee's termination of employment by reason of permanent and total disability, the option will be taxed under the rules applicable to non-qualified stock options rather than incentive stock options.

     Upon the exercise of an incentive stock option, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of in the same year, there should be no "item of tax preference" arising from the option exercise. In addition, if an employee transfers shares acquired upon the exercise of an incentive stock option to acquire other shares in connection with the exercise of an incentive stock option, the employee will recognize income from the transaction if the transferred shares have not been held for the required holding periods.

     The tax consequences resulting from the exercise of an incentive stock option through delivery of already-owed shares of Common Stock are not completely certain. In published rulings and proposed regulations, the Internal Revenue Service has taken the position that generally the employee will recognize no income upon such stock-for-stock exercise (subject to the discussion above), that, to the extent an equivalent number of shares is acquired, the employee's basis in the shares acquired upon such exercise is equal to the employee's basis in the surrendered shares increased by any compensation income recognized by the employee, that the employee's basis in any additional shares acquired upon such exercise is zero and that any sale or other disposition of the acquired shares within the one- or two-year period described above will be viewed first as a disposition of the shares with the lowest basis.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     .    Other Business

     The Company is not aware of any matters that may come before the Meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matters shall properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote thereon in accordance with their best judgment.



STOCKHOLDER PROPOSALS FOR 1999 PROXY

     Stockholder proposals may be submitted for inclusion in the Company's 1999 proxy material after the Annual Meeting, but no later than 5:00 p.m. PST on December 10, 1998. Proposals must be in writing and sent via registered, certified or express mail to: Office of the Secretary of CalMat Co., 3200 San Fernando Road, Los Angeles, California 90065. Facsimiles or other forms of electronic submission will not be accepted.



PROXIES AND VOTING AT THE MEETING

     The twelve nominees for director who receive a plurality of the votes cast at the Annual Meeting in person or by proxy shall be elected. All other proposals require a majority of the votes.

     Each stockholder of record at the close of business on April 8, 1998, is entitled to one vote for each share of Common Stock held. With respect to the election of directors, stockholders have the right to cumulate votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that stockholder's shares are entitled, or to distribute such votes among as many candidates as the stockholder determines. Stockholders who wish to cumulate their votes must so indicate on the form of Proxy.

     A majority of the stock issued and outstanding, represented in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. On March 23, 1998, there were outstanding 23,775,479 shares of the Company's Common Stock, $1 par value, all of which are one class.

     Under the Company's By-laws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. To be elected, nominees must receive a plurality of the votes cast by holders of Common Stock who are present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes will not affect the election of the candidates receiving the plurality of votes. All other proposals to come before the Annual Meeting require the approval of a majority of the votes cast by holders of Common Stock who are present with the power to vote. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will have the effect of non-voted shares for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

     Shares cannot be voted unless the stockholder attends the meeting, returns a signed Proxy Card, or designates a representative who attends the meeting and votes the shares on behalf of the owner. Any stockholder giving a proxy may revoke it at any time before it is voted.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



     Stockholders are encouraged to specify their choices by marking the appropriate boxes on the enclosed Proxy Card. Shares will be voted in accordance with such instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations; simply sign, date and return the Proxy Card in the enclosed envelope.

     Solicitation of proxies is being made by the Company by mail, in person and by telecommunications. The cost thereof will be borne by the Company. In addition, management has retained Georgeson & Company, Inc., to assist in soliciting proxies for a fee of approximately $7,000 plus reasonable out-of-pocket expenses. Brokerage houses, custodians, nominees and others who hold stock in their names will be reimbursed for expenses incurred by them in sending proxy materials to beneficial owners.


                                  Paul Stanford
                                  Secretary
                                  Los Angeles, California
                                  April 9, 1998

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


                                  EXHIBIT "A"


                  CALMAT CO.  EMPLOYEE  STOCK  PURCHASE  PLAN

1.   GENERAL.

The CalMat Co. Employee Stock Purchase Plan (the "Plan") is intended as a way for eligible employees of CalMat Co. (the "Company") to commence or increase their ownership of shares of CalMat Co.'s common stock ("Common Stock") at a price that is less than the fair market value on the date of purchase. Once an employee is enrolled as a participant in the Plan, his or her accumulated payroll deductions will be used to purchase whole shares of Common Stock under the terms of the Plan. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of such section of the Code.

2.   ADMINISTRATION.

(a) The Company's Board of Directors (the "Board") has appointed a committee ("Administrative Committee") to administer and interpret the Plan. The Board has the sole discretion and authority to make changes in the Administrative Committee, or to appoint itself to administer the Plan. Until changed by further notice, any notices or communications to the Administrative Committee should be directed to CalMat Co. Employee Stock Purchase Plan Administrative Committee, Post Office Box 2950, Los Angeles, California 90051, (213)258-2777, extension 3275. The Administrative Committee will consist of employees of the Company unless otherwise provided by the Board in its sole discretion.

(b) If an eligible employee decides to participate in the Plan, the Administrative Committee, or its agent, will keep a continuous record of participation and send the participant a statement of his or her account under the Plan for each quarter.

(c) The number of shares credited to a participant's account under the Plan will be shown on the participant's statement of account. Certificates for any number of whole shares credited to a participant's account under the Plan will be issued solely to the participant upon his or her written request to the Administrative Committee and delivered to the Company's address. Certificates for fractional share interests will not be issued.

(d) The Administrative Committee reserves the right to interpret and regulate the Plan. The Administrative Committee may establish such procedures and make such other provisions for the administration and operation of the Plan as it deems appropriate to give effect to its purpose. The Administrative Committee shall have full power and authority to (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) appoint such agents as it shall deem appropriate for the proper administration of the Plan; (iii) determine the terms and conditions of grants and Options under the Plan; and (iv) make any other determination and take any other action that the Board deems necessary or desirable for administering the Plan.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



(e) The "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1st of each year and ending the following December 31st, except in the first Plan Year, which shall commence July 1, 1997.

(f) The Administrative Committee shall appoint a custodian to make purchases of Common Stock as agent for the participants. The custodian will hold and act as custodian of shares purchased under the Plan.

3. ELIGIBILITY.

(a) Except as provided in Sections 3 (b) and (c) below, as of July 1, 1997, the effective date of the Plan, all regular, full-time employees of the Company and of any subsidiary corporation (a "Subsidiary") that, along with the Company, is a member of a controlled group of corporations (as defined in Section 1563 of the Code), who have been so employed for at least 60 days are eligible to participate in the Plan. Thereafter, each employee of the Company or a Subsidiary will become eligible as of the first payroll period of the Plan quarter immediately following 60 days of employment. For purposes of the Plan, an employee is considered a full-time, regular employee if the employee works at least 20 hours per week, including vacations and approved leaves of absence, and has a job assignment that is expected to exceed five months in duration.

(b) No employee shall be granted an Option under the Plan if the employee, immediately after an Option is granted, owns or would own shares representing 5% or more of the total combined voting power or value of all classes of shares of stock of the Company or a Subsidiary. For purposes of the foregoing limitation, the rules of Section 424(d) (relating to attribution of stock ownership) of the Code shall apply in determining share ownership, and stock which the employee may purchase under the outstanding Options shall be treated as stock owned by the employee. Further, if, pursuant to the terms of the Plan, an employee would be granted an Option that violates Section 423(b)(8) of the Code, such Option shall not be granted. Accordingly, no employee shall be granted an Option under the Plan if the grant of such Option permits such employee rights to purchase stock under all the employee stock plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

(c) For purposes of participation in the Plan, unless a participant's right to re-employment following an approved leave of absence (a "Leave") is guaranteed either by statute or by contract, a participant shall be deemed to be an employee for the first 90 days of such Leave and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such Leave unless such employee shall have returned to employment prior to the close of business on such 90th day. Termination by the Company of any employee's Leave, other than termination of such Leave on return to employment, shall terminate an employee's employment for purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any Option granted under the Plan.

(d)  Non-employee directors shall not be eligible to participate in the Plan.

4.   ELECTION TO PARTICIPATE.

An eligible employee may become a participant in the Plan by completing the enrollment form (and any other documents required by the Administrative Committee) provided by the Company and returning such form(s) to the Company's Employee Benefits department (or other department as shall be hereafter designated by the Administrative Committee) on or before the date set therefor by the Administrative Committee, which date shall be prior to the beginning of each quarter. Enrollment forms will be furnished to eligible

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


employees at any time upon request to the Company. An eligible employee may begin participation in the Plan as of the first day of any calendar quarter.

5.   GRANT AND EXERCISE OF OPTIONS; INVESTMENT DATE.

(a) On the first business day of each quarter, a participant shall be deemed to have been granted an Option to purchase a maximum number of shares of Common Stock (an "Option") equal to $25,000 worth of Common Stock (based on the fair market value of the Common Stock on such date of grant) less the fair market value of shares previously purchased by such participant (based on the fair market value of such shares on the Option grant date for such shares).

(b) No Option granted shall have a term of more than three (3) months. At the Investment Date for each quarter, each participant will be deemed to have automatically exercised his or her Option to purchase, at the then applicable Option Price (as defined in Section 7), that number of whole shares of Common Stock as of such quarter's Investment Date, but not in excess of the number of shares for which such Option was granted pursuant to Section 5 (a). The "Investment Date" shall be the last business day of each quarter ending March 31st, June 30th, September 30th and December 31st.

(c) During a participant's lifetime, Options held by a participant shall be exercisable only by that participant.

6. PAYROLL DEDUCTIONS.

(a) After an enrollment form has been approved by the Company's Employee Benefits department (or other department as shall be hereafter designated by the Administrative Committee) and the authority for the payroll deductions has been noted on the Company's payroll records, the Company will withhold from a participant's paycheck the amount authorized by the participant. The withholding will be made weekly or bi-weekly from the paycheck ending in that period. The amounts withheld from all participants' paychecks will be forwarded to the custodian to buy shares of Common Stock for the accounts of all participants under the Plan on the applicable quarter's Investment Date.

(b) The participant shall specify on the enrollment form the weekly or bi-weekly amount to be withheld from his or her pay. Deductions must be authorized in even multiples of $5.00 with a minimum of $5.00. No interest will be paid on payroll deduction amounts. Participants may acquire up to $25,000 worth of shares each Plan Year, which maximum shall be based on the stock prices at the time an Option was granted pursuant to Section 423(b)(8) of the Code.

(c) The payroll deduction authorizations are effective for an indefinite period of time, until the termination of the Plan. The amount of a participant's payroll deductions may be revised, changed, suspended or terminated by the participant at any time by written notice to the Company's Employee Benefits department (or other department as shall be hereafter designated by the Administrative Committee). A revised enrollment form shall be used for these purposes. Commencement, revision or termination of deductions will become effective as soon as practicable after an employee's request is approved by the Company's Employee Benefits department (or other department as shall be hereafter designated by the Administrative Committee).

(d)  If a participant suspends contributions to the Plan pursuant to Section 6
     (c), any money remaining in such participant's account shall be refunded as soon as practicable after the revised enrollment form requesting such suspension is received.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



(e) If a participant goes on a Leave, such participant shall have the right to elect: (i) to withdraw from the Plan pursuant to Section 11; or (ii) to remain a participant in the Plan during such Leave, authorizing deductions to be made from payments by the Company to the participant during such Leave, but only to the extent that amounts payable by the Company to such participant are sufficient to meet such participant's authorized Plan deduction.

7.   OPTION PRICE.

The price of the shares purchased with the participant's payroll deductions ("Option Price") will be 85% of the lower of the price of the first or last business day of the quarter for Common Stock on the New York Stock Exchange as reported in the morning edition of the Wall Street Journal for those dates. If no trading occurs in the Common Stock on the above dates, the purchase price will be the lower of the price on the nearest day following the beginning of the quarter or on the nearest prior business day before the end of the quarter on which sales of Common Stock are reported on the New York Stock Exchange. Any fraction of a cent will be rounded up to the nearest whole cent. If the Common Stock is not admitted to trading on any of the dates for which Option Prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on such dates, as determined on such basis as shall be established or specified for such purpose by the Administrative Committee.

8.   NUMBER OF SHARES PURCHASED.

On each Investment Date, accumulated payroll deductions from all participants will be used to purchase the maximum number of whole shares of Common Stock for the accounts of the participants. The number of shares credited to each participant's account will depend on the amount of the participant's payroll deductions and the Option Price of the shares as provided under Section 7.

9.   STOCK.

(a) The maximum number of shares which shall be issued under the Plan shall be 500,000 shares. If the total number of shares for which Options are exercised on any Investment Date exceeds the maximum number of shares for the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in a nearly uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to such participants as promptly as practicable.

(b) A participant will have no interest in stock covered by his or her Option until such Option has been exercised.

10.  FEES AND EXPENSES.

Participants will incur no brokerage commissions or service charges for purchases made under the Plan.

11.  WITHDRAWAL OF SHARES; TERMINATION OF EMPLOYMENT.

(a)  A participant may withdraw shares of Common Stock from the Plan pursuant to
     Section 8 at any time in whole or in part, but only once per quarter. To withdraw shares from the Plan, a participant must notify the Administrative Committee in writing of his or her withdrawal. The minimum amount which may be withdrawn by a participant is $1,000 in fair market value of shares, or the participant's entire account balance, if less.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


(b) In the event a participant withdraws shares, or in the event of the termination of the Plan, certificates for whole shares credited to the account of the withdrawing participant, or all participants in the case of a termination of the Plan, will be delivered the participant and a cash payment will be made for the sale price of any fractional share interest along with and any additional payroll deductions credited to the account of the withdrawing participant but not previously used to purchase shares., or all participants in the case of a termination of the Plan, but not used to purchase shares. The Administrative Committee may establish such equitable arrangements for the sale of fractional share interests as it shall deem appropriate.

(c) Distribution of shares to a participant withdrawing shares will be made on a "first-in first-out" basis as soon as practicable at the end of the quarter in which the request for withdrawal of shares is approved.

(d) A former participant who has withdrawn shares from the Plan pursuant to this Section 11 may re-enter the Plan at any succeeding quarterly entry date provided the eligibility requirements of Section 3 have been satisfied. No new payroll deductions will be made from the paychecks of the employee unless the participant completes a new enrollment form providing for such deductions.

(e) A participant who has made a hardship withdrawal from a CalMat-sponsored 401(k) plan is prohibited from making payroll deductions for the purpose of purchasing stock under this Plan for 12 months following the receipt of the hardship distribution.

(f) In the event of a participant's retirement, death or termination of employment, certificates for whole shares credited to the account of the participant will be delivered to the participant or the participant's representative and a cash payment will be made for the sale price of any fractional share interest and any additional payroll deductions credited to the account of such participant at the end of the current quarter. The Administrative Committee may establish such equitable arrangements for the sale of fractional share interests as it shall deem appropriate.

(g) A participant on a Leave shall, subject to the election made by such participant pursuant to Section 6 (d), continue to be a participant in the Plan so long as such participant is on a continuous Leave. Unless a participant's right to re-employment following a Leave is guaranteed either by statute or by contract, a participant who has been on a Leave for more than 90 days and, who, therefore, is not an employee for the purpose of the Plan, shall not be entitled to participate in any offering commencing after the 90th day of such Leave.

12.  VOTING AND TENDERING OF SHARES.

(a) Each participant will have authority to direct the Administrative Committee in the manner of voting the number of shares held in his or her account.

(b) In the event that a tender offer occurs with respect to shares held under the Plan, the Administrative Committee shall give each participant the opportunity to direct, on a confidential basis, whether the whole shares held in the participant's account shall be tendered. The Administrative Committee shall tender fractional shares as nearly as possible in the same proportion as whole shares.

(c) Whole shares as to which no direction is received from participants will not be voted or tendered, as the case may be.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


13.  CASH DIVIDENDS.

Cash dividends paid on shares credited to a participant's account will be paid to the participant as soon as practicable following the dividend payment date. Dividend amounts payable to participants will be allocated to participants' accounts and rounded to the nearest whole cent in the case of fractional share interests.

14.  STOCK DIVIDENDS AND STOCK SPLITS.

Any shares distributed by the Company as a stock dividend on shares credited to a participant's account under the Plan, or upon any split of such shares, will be credited to the participant's account.

15.  AMENDMENT AND TERMINATION.

The Plan shall terminate on July 1, 2007, the tenth (10th) anniversary of the effective date of the Plan, unless the term is renewed or extended. The Board reserves the right to suspend, modify or terminate the Plan at any time; provided, however, that the Board shall not, without the approval of the stockholders of the Company: (i) increase the maximum number of shares which may be issued under the Plan (other than increases merely reflecting a change in capitalization, such as a stock dividend or stock split), or (ii) change the designation of corporations whose employees may be offered Options under the Plan. Any such suspension, modification or termination shall not affect a participant's right to shares of Common Stock already purchased (except that the Company may take any action necessary to comply with applicable law).

16.  NON-TRANSFERABILITY.

Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant, other than by will or the laws of descent and distribution.

17.  REPORTS.

Each participant will receive a statement of his or her account for each quarter. Participants will also receive communications sent to other stockholders, including the Annual Report of the Company, and its Notice of Annual Meeting and Proxy Statement. Participants will receive information necessary for reporting income realized by them under the Plan.

18.  TAX WITHHOLDING.

All taxes withheld with respect to the amount of each participant's payroll deductions under the Plan will be deducted from the participant's salary and will not reduce the amounts used to purchase shares.

19.  AGREEMENT AS TO SALES OF SECURITIES FOR CERTAIN EMPLOYEES.

If, at the time of the purchase of any shares, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of the securities, that the participant will agree to purchase the shares for investment only and not with any present intention to resell the same and that the participant will dispose of such shares only in compliance with such laws and regulations, the participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


20.  NO EMPLOYMENT RIGHT.

Neither this Plan nor any action taken under the Plan shall be construed as giving any right to any individual to be retained as an officer or employee of the Company.

21.  GOVERNMENT AND OTHER REGULATIONS.

The obligation of the Company to purchase stock shall be subject to all applicable laws, rules, and regulations, and to such administrative approvals by any government agencies as may be deemed necessary or appropriate by the Administrative Committee. The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws including non-transferability restrictions.

22.  INDEMNIFICATION.

Each person who is or at any time serving as a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from
(i) any loss, cost, liability, or expense that may be imposed on or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and
(ii) any and all amounts paid by such person in satisfaction of judgment any such action, suit, or proceeding relation to this Plan. Each person covered by this indemnification shall give the Company an opportunity at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or bylaws of the Company as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

23.  RELIANCE ON REPORTS.

Each member of the Board or the Administrative Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or the Administrative Committee be liable for any determination made or the action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

24.  GOVERNING LAW.

All matters relating to the Plan shall be governed by the laws of the state of Delaware without regard to the principles of conflict of laws, except to the extent preempted by the laws of the United States.

25.  RELATIONSHIP TO OTHER BENEFITS.

No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

26.  EXPENSES.

The expenses of implementing and administering this Plan shall be borne by the Company.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


27.  TITLES AND HEADINGS.

The titles and headings of the paragraphs in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

28.  USE OF PROCEEDS.

Payroll deductions under the Plan shall constitute general funds of the Company until the Investment Date.

29.  NON-EXCLUSIVITY OF PLAN.

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options or stock purchase arrangements other than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

30.  STOCKHOLDER APPROVAL.

This Plan was adopted by the Board on May 27, 1997 and is subject to the approval of the CalMat Co. stockholders. The Plan is intended to qualify as an Employee Stock Purchase Plan within the meaning of Section 423 of the Code. If the stockholders do not approve the Plan, the Company will implement and operate the Plan under the provisions of Section 83 of the Code.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT



                                  EXHIBIT "B"


                            1998 STOCK OPTION PLAN
                   FOR OFFICERS, DIRECTORS AND KEY EMPLOYEES
                                      OF
                                  CALMAT CO.

    CALMAT CO., a corporation organized under the laws of the State of Delaware, hereby adopts this 1998 Stock Option Plan for Officers, Directors and Key Employees of CalMat Co. The purposes of this Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its officers, directors and key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees and directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1    -    Board
-----------         -----

     "Board" shall mean the Board of Directors of the Company.

Section 1.2    -    Code
-----------         ----

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3    -    Committee
-----------         ---------

     "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

Section 1.4    -    Company
-----------         -------

     "Company" shall mean CalMat Co., a Delaware corporation.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


Section 1.5    -    Director
-----------         --------

     "Director" shall mean a member of the Board.

Section 1.6    -    Employee
-----------         --------

     "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.7    -    Incentive Option
-----------         ----------------

     "Incentive Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Option by the Committee.

Section 1.8    -    Independent Director
-----------         --------------------

     "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

Section 1.9    -    Non-Qualified Option
-----------         --------------------

     "Non-Qualified Option" shall mean an Option which is not an Incentive Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.10   -    Officer
------------        -------

     "Officer" shall mean an officer of the Company, any Parent Corporation or any Subsidiary.

Section 1.11   -    Option
------------        ------

     "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Options and Non-Qualified Options.

Section 1.12        Optionee
------------        --------

     "Optionee" shall mean an Employee or Independent Director to whom an Option is granted under the Plan.

Section 1.13   -    Parent Corporation
------------        ------------------

     "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.14   -    Plan
------------        ----

     "Plan" shall mean this 1998 Stock Option Plan for Officers, Directors and Key Employees of CalMat Co.

Section 1.15   -    Secretary
------------        ---------

     "Secretary" shall mean the Secretary of the Company.

Section 1.16   -    Securities Act
------------        --------------

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.17   -    Subsidiary
------------        ----------

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.18   -    Termination Of Directorship
------------        ---------------------------

     "Termination of Directorship" shall mean the time when an Optionee who was an Independent Director ceases to be a director of the Company for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship.

Section 1.19   -    Termination Of Employment
------------        -------------------------

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in it absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


                                  ARTICLE II
                            SHARES SUBJECT TO PLAN
                            ----------------------

Section 2.1    -    Shares Subject To Plan
-----------         ----------------------

     The shares of stock subject to Options shall be shares of the Company's $1.00 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,000,000. The aggregate number of such shares with respect to which Options may be granted to any individual during any calendar year or in total shall not exceed 500,000. To the extent required by Section 162(m) of the Code, shares which may be issued upon exercise of Options which expire or are cancelled (whether pursuant to Section 3.3(b) or otherwise) shall continue to be counted against this limitation.

Section 2.2    -    Unexercised Options
-----------         -------------------

     If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3    -    Changes In Company's Shares
-----------         ---------------------------

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options, and appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options are granted to Independent Directors under Section 3.3(c).

                                  ARTICLE III
                              GRANTING OF OPTIONS
                              -------------------

Section 3.1    -    Eligibility
-----------         -----------

     Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Sections 3.2 and 6.1(a). Each Independent Director of the Company shall be eligible to receive Options at the times and in the manner set forth in Section 3.3(c).

Section 3.2    -    Qualification Of Incentive Options
-----------         ----------------------------------

     No Incentive Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Options granted under the Plan to Independent Directors do not qualify as "incentive stock options" under Section 422 of the Code.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


Section 3.3    -    Granting Of Options
-----------         -------------------

     (a)  The Committee shall from time to time, in its absolute discretion:

          (1) Determine which Employees are executive or other key Employees and select from among the executive or other key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

          (2) Determine the number of shares to be subject to such Options granted to such selected executive or other key Employees, and determine whether such Options are to be Incentive Options or Non-Qualified Options; and

          (3) Determine the terms and conditions of such Options, consistent with the Plan.

     (b) Upon the selection of an executive or other key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

     (c) During the term of the Plan, each then current Independent Director shall automatically be granted, on January 25 of each year, an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 2.3). When a person is initially elected to the Board and is then an Independent Director, and the date of such initial election is on or before July 25 of that year, each such new Independent Director automatically shall be granted an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 2.3) on the date of his or her election to the Board. A person initially elected to the Board as an Independent Director whose initial election occurs after July 25 of that year will not receive an initial Option grant pursuant to the preceding sentence. Members of the Board who are Employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the second preceding sentence, but to the extent they are otherwise eligible, will receive after retirement from the Company Options as described in the first sentence of this Section 3.3(c). All the foregoing Option grants authorized by this Section 3.3(c) are subject to stockholder approval of the Plan at the 1998 Annual Meeting of Stockholders.

                                  ARTICLE IV
                               TERMS OF OPTIONS
                               ----------------

Section 4.1    -    Option Agreement
-----------         ----------------

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


Section 4.2    -    Option Price
-----------         ------------

     (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation; and provided, further, that the price of the shares subject to each Option granted to an Independent Director shall equal 100% of the fair market value of such shares on the date such Option is granted, without variation hereunder.

     (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be:

          (1) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or

          (2) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (i) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or

          (3) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee (or the Board, in the case of Options granted to Independent Directors); or

          (4) if the Company's stock is not publicly traded, the fair market value established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

Section 4.3    -    Commencement Of Exercisability
-----------         ------------------------------

     (a) Except in the case of death or disability (within the meaning of Section 22(e)(3) of the Code), no Option may be exercised in whole or in part during the six months after such Option is granted.

     (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, and the term

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


of each such Option shall be ten years, except that any Option granted to an Independent Director may by its terms become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to directors; and provided, further, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(c), 4.3(d) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

     (c) No portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship shall thereafter become exercisable.

     (d) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

Section 4.4    -    Expiration Of Options
-----------         ---------------------

     (a) No Option granted to an Employee may be exercised to any extent by anyone after the first to occur of the following events:

          (1)  The expiration of ten years from the date the Option was granted;
    or

          (2) In the case of an Incentive Option granted to an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Option was granted; or

          (3) Except in the case of any Optionee who dies, who retires in accordance with the terms of a Company retirement plan or who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; provided, however, that any Incentive Option exercised more than three months following Termination of Employment by reason of retirement or more than one year following Termination of Employment by reason of disability may be taxed, under the Code, as a Non-Qualified Option.

     (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option granted to an Employee, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

     (c) No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

          (1)  The expiration of ten years from the date the Option was granted;
    or

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


          (2) The expiration of three months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

          (3)  The expiration of one year from the date of the Optionee's death.

Section 4.5    -    Consideration
-----------         -------------

     In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary (or to serve as an Independent Director of the Company) for a period of at least one year after the Option is granted (or until the next Annual Meeting of Stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or as a Director of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6    -    Adjustments In Outstanding Options
-----------         ----------------------------------

     In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee (or the Board, in the case of Options granted to Independent Directors) shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee or the Board shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7    -    Merger, Consolidation, Acquisition, Liquidation
-----------         Or Dissolution
                    -----------------------------------------------

     The Committee (or the Board, in the case of Options granted to Independent Directors) shall provide by the terms of each Option that, upon or in connection with the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, such Option shall either (a) be (1) assumed or (2) replaced by a substitute option granted by any successor corporation or (b) be or become exercisable, for a minimum of 30 days prior to such event, as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option, but subject to Section 4.3(d).

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


                                   ARTICLE V
                              EXERCISE OF OPTIONS
                              -------------------

Section 5.1    -    Person Eligible To Exercise
-----------         ---------------------------

     Except as provided in Section 7.1, during the lifetime of the Optionee, only the Optionee may exercise an Option granted to him or her, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by a personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2    -    Partial Exercise
-----------         ----------------

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under Section 4.4 or
Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee (or Board, in the case of Options granted to Independent Directors) may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3    -    Manner Of Exercise
-----------         ------------------

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section
4.4 or Section 4.7:

          (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee (or Board, in the case of Options granted to Independent Directors); and

          (b) Full payment for the shares with respect to which such Option or portion is thereby exercised:

               (1)  In cash or by check; or

               (2) By delivery of shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value (as determined under Section 4.2(b)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

               (3) With the consent of the Committee, by delivery of a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


               (4) By means of any combination of the consideration provided in the foregoing subsections (1), (2) and (3); and

          (c) Such representations and documents as the Committee or Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4    -    Conditions To Issuance Of Stock Certificates
-----------         --------------------------------------------

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee or Board shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option, which in the discretion of the Committee or the Board may be in the form of the consideration used by the Optionee to pay the exercise price under Section 5.3(b); and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience.

Section 5.5    -    Rights As Stockholders
-----------         ----------------------

     An Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionee.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


Section 5.6    -    Transfer Restrictions
-----------         ---------------------

     The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI
                                ADMINISTRATION
                                --------------

Section 6.1    -    Stock Option Committee
-----------         ----------------------

     (a) The Stock Option Committee shall consist of at least two Directors, appointed by and holding office at the pleasure of the Board. No Options may be granted to any member of the Committee, except pursuant to Section 3.3(c), during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then both (i) a "non-employee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, if and as such Rule is then in effect, and (ii) an "outside director" for purposes of Section 162(m) of the Code.

     (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2    -    Duties And Powers Of Committee
-----------         ------------------------------

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, other than the right to select Employees for participation and to determine the timing, pricing and amount of grants to Employees under Sections 3.3(a), 3.3(b),
4.2 and 4.3 of the Plan.

Section 6.3    -    Majority Rule
-----------         -------------

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


Section 6.4    -    Compensation; Professional Assistance;
-----------         Good Faith Actions
                    --------------------------------------

     Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee or Board in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee and the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII
                               OTHER PROVISIONS
                               ----------------

Section 7.1    -    Options Not Transferable
-----------         ------------------------

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers (i) by will or by the applicable laws of descent and distribution or (ii) by gift or by domestic relations order to a member of the Optionee's immediate family, as defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended, or to a trust for the exclusive benefit of, or any other entity owned solely by, such members, provided that an Option that has been so transferred shall continue to be subject to all of the terms and conditions of the Option as applicable to the original holder, and the transferee shall execute any and all documents requested by the Committee in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

Section 7.2    -    Amendment, Suspension Or Termination Of The Plan
-----------         ------------------------------------------------

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in
Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, extend the limit imposed in this Section 7.2 on the period during which Options may be granted or make any other change that requires stockholder approval under applicable laws, rules or stock exchange regulations. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

             CALMAT CO. NOTICE OF 1998 MEETING AND PROXY STATEMENT


          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.3.

Section 7.3    -    Approval Of Plan By Stockholders
-----------         --------------------------------

     This Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void.

Section 7.4    -    Effect Of Plan Upon Other Option And
-----------         Compensation Plans
                    ------------------------------------

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees or directors of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5    -    Titles
-----------         ------

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

(SIDE 1)

--------------------------------------------------------------------------------

                                  CALMAT CO.

                     PROXY SOLICITED BY BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 27, 1998

I hereby constitute and appoint A. Frederick Gerstell and Paul Stanford, and each of them, with full power of substitution and revocation to each, as my proxies, to vote all shares of Common Stock of CalMat Co. held or owned by me at the Annual Meeting of Stockholders to be held at the Omni Los Angeles Hotel & Centre, 930 Wilshire Boulevard, Los Angeles, California, at 10:00 a.m., on Wednesday, May 27, 1998, and at any and all adjournments thereof, upon the matters listed on the reverse side of this card. I (we) hereby (1) revoke any proxy given prior to this one, (2) acknowledge receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, both dated April 9, 1998, and (3) authorize and confirm any action taken by the designated proxies, or their substitutes, or any one of them, by virtue of this authorization.

Election of Directors.  Nominees:
John C. Argue, Arthur Brown, Denis R. Brown, Harry M. Conger, Rayburn S. Dezember, A. Frederick Gerstell, Richard A. Grant, Jr., Edward A. Landry, Thomas
L. Lee, Thomas M. Linden, Georgia R. Nelson and Stuart T. Peeler

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THIS PROXY CARD. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------

(SIDE 2)

--------------------------------------------------------------------------------

  [X]  Please mark your                                                     3232
       votes as in this
       example.

CalMat's Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                                FOR all nominees listed     WITHHELD AUTHORITY
1.  Election of Twelve (12)     (except as marked to the      to vote for all
    Directors (see reverse).         contrary below)          nominees listed

To withhold authority to vote              [_]                       [_]
for any individual nominee,
write that nominee's name:
                                To cumulate votes, please indicate distribution:

-----------------------------   ------------------------------------------------
--------------------------------------------------------------------------------

                                          FOR        AGAINST          ABSTAIN
2.  Ratification of
    Appointment of Auditors               [_]          [_]              [_]

3.  Approval of Employee
    Stock Purchase Plan                   [_]          [_]              [_]

4.  Approval of 1998 Stock
    Option Plan                           [_]          [_]              [_]
--------------------------------------------------------------------------------

5. To transact such other business as may properly come before the Meeting or any adjournment thereof. If other matters shall properly come before the meeting, the proxies named shall vote in accordance with their best judgment.

--------------------------------------------------------------------------------


SIGNATURE(S) ____________________  ______________________  DATE ________________
NOTE: Please date this proxy and sign exactly as your name(s) appear(s). If the stock is held jointly, each owner must sign. Personal representatives, trustees, guardians, and others signing in a representative capacity should give full title. If you attend the Meeting, you may withdraw this proxy and vote in person.
--------------------------------------------------------------------------------